UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

CONRAD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24263	72-1416999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1100 Brashear Avenue, Suite 200
P.O. Box 790
Morgan City, Louisiana	70381
(Address of principal executive offices)	(Zip Code)

(985) 702-0195

(Registrant's telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

            On May 7, 2003, Conrad Industries, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

	(b)	Exhibits.

		99.	Press release issued by Conrad Industries, Inc. on May 7, 2003, reporting first quarter 2003 results.

Item 9.	Regulation FD Disclosure (Information Provided Under Item 12).

            In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the information in this Form 8-K, which is also intended to be furnished under Item 12, "Disclosure of Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONRAD INDUSTRIES, INC.

By:	/s/ Lewis J. Derbes, Jr.
Lewis J. Derbes, Jr.
Vice President, Chief Financial Officer,
and Secretary

Dated: May 7, 2003